SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

JNL Series Trust

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (the “Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (the “Information Statement”) may be read to include you as an owner of a Variable Contract.

The Information Statement describes certain events and transactions that have been deemed to result in an “assignment” of the current Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC (“JNAM” or “Adviser”) and Standard & Poor’s Investment Advisory Services LLC (“SPIAS”).

The Information Statement is furnished to shareholders of the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P International 5 Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Mid 3 Fund, and JNL/S&P Total Yield Fund (each a “Fund,” and collectively, the “Funds”) on behalf of the Board of Trustees (the “Board”) of the Trust, a Massachusetts business trust, located at 1 Corporate Way, Lansing, Michigan 48951.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit: www.jackson.com.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/S&P Managed Growth Fund

JNL/S&P Managed Conservative Fund

JNL/S&P Managed Moderate Growth Fund

JNL/S&P Managed Moderate Fund

JNL/S&P Managed Aggressive Growth Fund

JNL/S&P Competitive Advantage Fund

JNL/S&P Dividend Income & Growth Fund

JNL/S&P International 5 Fund

JNL/S&P Intrinsic Value Fund

JNL/S&P Mid 3 Fund

JNL/S&P Total Yield Fund

July 23, 2019

Table Of Contents

Information Statement

		Page

I.	Introduction	1

II.	Investment Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P.	3

III.	Description of Goldman Sachs Asset Management, L.P.	5

IV.	Other Investment Companies Advised By Goldman Sachs Asset Management, L.P.	8

V.	Evaluation by the Board of Trustees	8

VI.	Additional Information	12

VII.	Other Matters	14

Exhibit A	Amended and Restated Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC and Goldman Sachs Asset Management, L.P. Effective December 1, 2012	A-1

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	INTRODUCTION

JNL Series Trust (“JNLST” or the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 127 series (the “JNLST Funds”).

As investment adviser to the JNLST Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with, and compensates investment sub-advisers (the “Sub-Advisers”) to manage, or to make recommendations with respect to, the investment and reinvestment of the assets of most of the JNLST Funds. While the Sub-Advisers are primarily responsible for the day-to-day portfolio of the JNLST Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those JNLST Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”). Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

The purpose of this information statement (the “Information Statement”) is to provide you with information about the sub-advisory arrangement that was previously between JNAM and Standard & Poor’s Investment Advisory Services LLC (“SPIAS”), which was Sub-Adviser to the funds listed below. Goldman Sachs Asset Management, L.P. (“GSAM”) recently acquired SPIAS resulting in an “assignment” of the Amended and Restated Investment Sub-Advisory Agreement, effective December 1, 2012, between JNAM and SPIAS, as amended (the “SPIAS Sub-Advisory Agreement”), as the term “assignment” is defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and the 1940 Act. After the acquisition of SPIAS by GSAM, the funds listed below were added as funds advised by GSAM under the GSAM Sub-Advisory Agreement (as defined below).

JNLST Funds sub-advised by SPIAS (“Group 1 Funds”)	JNLST Funds sub-advised by SPIAS and Mellon Investments Corporation (“Group 2 Funds”)
JNL/S&P Managed Growth Fund JNL/S&P Managed Conservative Fund JNL/S&P Managed Moderate Growth Fund JNL/S&P Managed Moderate Fund JNL/S&P Managed Aggressive Growth Fund	JNL/S&P Competitive Advantage Fund JNL/S&P Dividend Income & Growth Fund JNL/S&P International 5 Fund JNL/S&P Intrinsic Value Fund JNL/S&P Mid 3 Fund JNL/S&P Total Yield Fund

Each of the Group 1 Funds and Group 2 Funds are sometimes referred to herein as a “Fund” and collectively, the “Funds.” SPIAS is the only Sub-Adviser for the Group 1 Funds. The Group 2 Funds engage two co-Sub-Advisers: SPIAS, who is responsible for recommending the selection and allocation of investments, and Mellon Investments Corporation (“Mellon”), who is responsible for trading services. There are no changes to the sub-advisory arrangement with Mellon, as the other co-Sub-Adviser for the Group 2 Funds.

This Information Statement is provided in lieu of a proxy statement pursuant to the terms of an exemptive order (the “Order”) granted to the Trust and JNAM by the U.S. Securities and Exchange Commission (the “SEC”). The Order permits the Adviser to enter into sub-advisory agreements with Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund)

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without shareholder approval. The Adviser, therefore, is able to change unaffiliated Sub-Advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval. The Order requires that notice and certain information be sent to shareholders of a Fund informing them of a change in a Fund’s Sub-Adviser.

On March 18, 2019, SPIAS notified JNAM of a pending change of control, whereby SPIAS’ parent company, S&P Global Inc. (“S&P Global”), agreed to sell SPIAS to GSAM Holdings LLC (“GSAM Holdings”), the parent and general partner of GSAM, which is the asset management business of The Goldman Sachs Group, Inc. (“GS Group”), 200 West Street, New York, New York 10282 (the “Goldman Transaction”) on or about July 1, 2019 (the “Closing Date”). GSAM currently serves as a Sub-Adviser to another fund of the Trust.

Until the Closing Date, SPIAS was the Sub-Adviser to the Funds. SPIAS, located at 55 Water Street, New York, New York 10041, was established in 1995 and provides investment advisory services on a non-discretionary basis. Prior to the Closing Date, SPIAS was a wholly owned subsidiary of S&P Global, a publicly traded company that provides financial information, including credit ratings, benchmarks and analytics to the global, capital, and commodity markets. SPIAS was part of S&P Global Market Intelligence, Inc., a division of S&P Global, and a provider of financial market intelligence, including risk evaluation, research and data.

The Goldman Transaction is expected to result in certain changes to the personnel responsible for managing the Funds. Additionally, as a result of this transaction, which closed on or about July 1, 2019, the SPIAS Sub-Advisory Agreement terminated. This is because the 1940 Act, which regulates investment companies such as the Funds, requires investment advisory agreements to terminate automatically when there is a “change of control” of the investment adviser or sub-adviser. The Goldman Transaction, which changed the ownership of SPIAS’ investment advisory business, is considered a “change of control” of SPIAS.

As a result of the “change of control” of SPIAS and the resulting termination of the SPIAS Sub-Advisory Agreement, an amendment to the Amended and Restated Investment Sub-Advisory Agreement between JNAM and GSAM, effective December 1, 2012, as amended (the “GSAM Sub-Advisory Agreement”) was required to allow GSAM to replace SPIAS as Sub-Adviser for the Funds. At a quarterly meeting of the Board held on June 3-5, 2019, the Board, including the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, JNAM, and SPIAS (the “Independent Trustees”), approved such amendment to the GSAM Sub-Advisory Agreement to include the Funds as managed by GSAM within the GSAM Sub-Advisory Agreement (the “GSAM Amendment”), to be effective upon the closing of the Goldman Transaction on or about July 1, 2019.

Section 15(f) of the 1940 Act

GSAM has agreed to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for an investment company’s adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a change of control of the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the directors of the investment company must not be interested persons of the adviser or the predecessor adviser. Second, there must not be any “unfair burden” imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings relating to the transaction. Section 15(f) defines “unfair burden” to include any arrangement during the two-year period after the transaction in which the adviser or predecessor adviser, or any interested person of the adviser or predecessor adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). GSAM informed the Board and the Adviser that, after reasonable

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inquiry, it is not aware of any express or implied term, condition, arrangement or understanding that would impose an “unfair burden” on the Funds as a result of the transaction.

This Information Statement is being provided to contract owners whose purchase payments have been allocated to the Funds as of July 15, 2019. It will be mailed on or about July 29, 2019.

II.	Investment Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P.

SPIAS has served as Sub-Adviser to the Funds pursuant to the SPIAS Sub-Advisory Agreement, which was initially approved by the Board at a meeting held on November 27 – 28, 2012 and approved annually thereafter. The SPIAS Sub-Advisory Agreement was most recently approved by the Board at a meeting held on August 27-29, 2018.

The Goldman Transaction resulted in an “assignment” and, therefore, an automatic termination of the SPIAS Sub-Advisory Agreement. JNAM recommended, and the Board subsequently approved, the GSAM Amendment to be effective upon closing of the Goldman Transaction. The Board approved the GSAM Amendment at a meeting held on June 3-5, 2019. Please refer to Exhibit A for the GSAM Sub-Advisory Agreement and GSAM Amendment. Pursuant to the Order, you are not required to approve the GSAM Amendment because GSAM is not affiliated with JNAM. On July 1, 2019, the GSAM Amendment took effect.

The material terms of the GSAM Sub-Advisory Agreement between JNAM and GSAM, as amended by the GSAM Amendment, with regards to the Funds are substantially similar to the SPIAS Sub-Advisory Agreement. The GSAM Sub-Advisory Agreement provides that it will remain in effect for two years from its initial term, and thereafter from year to year through September 30th of each successive year following the initial two year period, only so long as the continuance is approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Funds, and by vote of a majority of the Independent Trustees. The GSAM Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust, Adviser, or GSAM. The GSAM Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The GSAM Sub-Advisory Agreement generally provides that GSAM, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Funds, or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or JNAM in connection with the performance of GSAM’s duties or failure thereof due to events beyond the reasonable control of GSAM or its agents, except for a loss resulting from GSAM’s willful misfeasance, reckless disregard, or gross negligence in the performance of its duties or obligations under the GSAM Sub-Advisory Agreement.

No changes have been made to the fund names, investment objectives, principal investment strategies, or advisory and sub-advisory fees of the Funds.

The change in control of SPIAS will not increase any fee or expense to be paid by the Funds. The advisory fees for the Funds did not change. The Funds each pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedules:

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Group 1 Funds
JNL/S&P Managed Growth Fund JNL/S&P Managed Conservative Fund JNL/S&P Managed Moderate Growth Fund JNL/S&P Managed Moderate Fund JNL/S&P Managed Aggressive Growth Fund
Advisory Fee Rates Before and After the Change in Control
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.130%
$500 million to $3 billion	0.080%
$3 billion to $5 billion	0.075%
Over $5 billion	0.070%

Group 2 Funds
JNL/S&P Competitive Advantage Fund JNL/S&P Dividend Income & Growth Fund JNL/S&P International 5 Fund JNL/S&P Intrinsic Value Fund JNL/S&P Mid 3 Fund JNL/S&P Total Yield Fund
Advisory Fee Rates Before and After the Change in Control
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.300%
$500 million to $3 billion	0.250%
$3 billion to $5 billion	0.240%
Over $5 billion	0.230%

The aggregate rate of advisory fees to be paid to JNAM for these Funds will not change as a result of the change in control of SPIAS. The following table sets forth the aggregate amounts of advisory fees paid by each Fund from its operations for the one-year period ended December 31, 2018.

Fund Name	Actual Fees
JNL/S&P Managed Growth Fund	$4,571,974
JNL/S&P Managed Conservative Fund	$1,343,987
JNL/S&P Managed Moderate Growth Fund	$4,967,816
JNL/S&P Managed Moderate Fund	$2,773,709
JNL/S&P Managed Aggressive Growth Fund	$2,059,204
JNL/S&P Competitive Advantage Fund	$7,112,671
JNL/S&P Dividend Income & Growth Fund	$12,856,631
JNL/S&P International 5 Fund	$151,599
JNL/S&P Intrinsic Value Fund	$6,610,922
JNL/S&P Mid 3 Fund	$851,567
JNL/S&P Total Yield Fund	$5,749,456

The sub-advisory fee rate for these Funds, paid by the Adviser to GSAM, is the same under the SPIAS Sub-Advisory Agreement and the GSAM Sub-Advisory Agreement. JNAM pays GSAM a sub-advisory fee equal to a percentage of each Fund’s average daily net assets based on the following schedules:

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Group 1 Funds
JNL/S&P Managed Growth Fund JNL/S&P Managed Conservative Fund JNL/S&P Managed Moderate Growth Fund JNL/S&P Managed Moderate Fund JNL/S&P Managed Aggressive Growth Fund
Sub-Advisory Fee Rates Before and After the Change in Control*
Average Daily Net Assets	Annual Rate
$0 to $8 billion*	0.02%
Over $8 billion*	0.01%

* The assets of the funds are aggregated for the purposes of calculating the sub-advisory fee.

Group 2 Funds
JNL/S&P Competitive Advantage Fund JNL/S&P Dividend Income & Growth Fund JNL/S&P International 5 Fund JNL/S&P Intrinsic Value Fund JNL/S&P Mid 3 Fund JNL/S&P Total Yield Fund
Sub-Advisory Fee Rates Before and After the Change in Control*
Average Daily Net Assets	Annual Rate
$0 to $1 billion*	0.08%
Next $2 billion*	0.07%
Over $3 billion*	0.05%

*The assets of the funds are aggregated for the purposes of calculating the sub-advisory fee.

The following table sets forth the amount of sub-advisory fees paid by JNAM to SPIAS for its services to the Funds for the one-year period ended December 31, 2018.

Fund Name	Actual Fees
JNL/S&P Managed Growth Fund	$801,761
JNL/S&P Managed Conservative Fund	$195,655
JNL/S&P Managed Moderate Growth Fund	$882,594
JNL/S&P Managed Moderate Fund	$452,977
JNL/S&P Managed Aggressive Growth Fund	$323,623
JNL/S&P Competitive Advantage Fund	$1,521,119
JNL/S&P Dividend Income & Growth Fund	$2,845,376
JNL/S&P International 5 Fund	$26,018
JNL/S&P Intrinsic Value Fund	$1,409,884
JNL/S&P Mid 3 Fund	$145,903
JNL/S&P Total Yield Fund	$1,218,918

III.	Description Of Goldman Sachs Asset Management, L.P.

GSAM is located at 200 West Street, New York, New York 10282. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co., LLC (“Goldman Sachs”). As of March 31, 2019, GSAM, including its investment advisory affiliates, had assets under supervision

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(“AUS”) of $1.38 trillion (assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion).

Executive/Principal Officers, Directors, and General Partners of GSAM:

Name	Principal Address	Title
Timothy Joseph O’Neill	200 West Street, New York, New York 10282	Co-Chief Executive Officer
Eric Scott Lane	200 West Street, New York, New York 10282	Co-Chief Executive Officer
Jacqueline Dupree Arthur	200 West Street, New York, New York 10282	Chief Operating Officer
Ellen Randy Porges	200 West Street, New York, New York 10282	Chief Legal Officer
Judith Leah Shandling	200 West Street, New York, New York 10282	Chief Compliance Officer
GSAM Holdings LLC	200 West Street, New York, New York 10282	General Partner

GSAM is wholly owned by GSAM Holdings and is the asset management business of GS Group. GSAM Holdings is a wholly owned subsidiary of GS Group, which is a public company that is a bank holding company, financial holding company, and a world-wide, full-service, financial services organization. GS Group is located at 200 West Street, New York, New York 10282.

The following entity beneficially owns 10% or more of the outstanding voting securities of GSAM.

Name	Address
GSAM Holdings LLC	200 West Street, New York, New York 10282

As the Sub-Adviser to the Funds, GSAM will provide the Funds with investment research, advice, and supervision and will make recommendations regarding the Funds’ portfolios consistent with its investment objectives and policies, including the purchase, retention, and disposition of securities, as set forth in the Funds’ current Prospectus. The principal risks of investing in the Funds are discussed in the Funds’ Prospectus under the heading “Principal Risks of Investing in the Fund.”

As of [July 15, 2019], no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of GSAM, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in GSAM or any other entity controlling, controlled by, or under common control with GSAM. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2018, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which GSAM, any parent or subsidiary of GSAM, or any subsidiary of the parent of such entities was or is to be a party.

Group 1 Funds

Michael Carapucci and Christopher Lvoff share the primary responsibility for the development of the investment allocations for each of the Group 1 Funds.

Michael Carapucci

Michael Carapucci is a Portfolio Manager within the Global Portfolio Solutions (“GPS”) group at GSAM. He joined GSAM in 2019 as a Vice President. Prior to joining GSAM, Mr. Carapucci served multiple roles at SPIAS. He was appointed Deputy Chief Investment Officer and Portfolio

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Manager, Multi-Asset in 2016. Prior to that, Mr. Carapucci was a Portfolio Manager with SPIAS since January 2012 and an Investment Officer from October 2010 to December 2011. Mr. Carapucci participated in establishing asset allocation strategies and fund recommendations to support multi-manager products. Prior to his appointment, he was an Analyst since April 2008 and Statistician since January 2005. Mr. Carapucci was primarily responsible for fund research to support multi-manager products. He holds a Masters in Business Administration from the Zicklin School of Business-Baruch College and a BS in Finance and Investments from The College of New Jersey.

Christopher Lvoff, CFA, ASA

Christopher Lvoff is a Senior Portfolio Manager focusing on co-mingled investment funds and model portfolios within the GPS Group at GSAM. The GPS Group provides multi-asset class products and solutions for institutional and individual investors, focusing on customized asset allocation, tactical implementation, risk management and portfolio construction. Previously, Mr. Lvoff was a member of the Multi-Product Investment Group at GSAM, which developed, implemented and managed multi-asset class portfolios for GSAM’s institutional clients. He joined Goldman Sachs in 2007 as an Analyst and was named Managing Director in 2015. Prior to joining the firm, Mr. Lvoff worked as an actuarial associate at Towers Perrin, focusing on retirement plan design and defined benefit plan asset liability valuation. Mr. Lvoff earned a BS in economics, magna cum laude, from the Wharton School of the University of Pennsylvania. He is an associate of the Society of Actuaries and is a CFA charterholder.

Group 2 Funds

The Group 2 Funds engage co-Sub-Advisers. GSAM serves as the Sub-Adviser responsible for the selection and allocation of investments. GSAM’s Marcus Ng and Nicholas Chan share the primary responsibility for the development of the investment allocations for each of the Group 2 Funds.

Marcus Ng, CFA

Marcus Ng is a Portfolio Manager on the Quantitative Investment Strategies (“QIS”) team within GSAM. He joined GSAM in 2019 as a Vice President. Prior to joining GSAM, Mr. Ng was at SPIAS, having joined in 2006. He managed the advisory quantitative equity portfolios and was responsible for quantitative portfolio research to enhance existing models and develop new strategies. Prior to joining SPIAS, Mr. Ng worked for the ClariFI® group at S&P Global Market Intelligence (formerly S&P Capital IQ) advising clients on how to use the full suite of technologies in the development of quantitative equity strategies. Mr. Ng holds a Master of Science in Investment Management from Boston University and a Bachelor of Science degree in Physics from California Institute of Technology. He is also a CFA charterholder.

Nick Chan, CFA

Nick Chan is a Portfolio Manager on the QIS team within GSAM. He also oversees the team’s client portfolio management effort in the Americas and Bengaluru. Mr. Chan joined Goldman Sachs in 2000. He earned an AB in International Relations, with honors and Phi Beta Kappa, from Stanford University in 2000 and an MBA from Harvard Business School in 2006. He is a CFA charterholder.

Mellon serves as the Sub-Adviser responsible for trading services for the Group 2 Funds. Mellon is responsible for managing the investment of portfolio assets according to the allocations developed by GSAM. Mellon directs portfolio transactions, as required, to closely replicate the allocation instructions prepared by GSAM. Karen Wong, Richard Brown, and Thomas Durante are jointly and primarily

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responsible for monitoring and reviewing portfolio allocations, and the execution of GSAM portfolio allocations for the Group 2 Funds. Ms. Wong, Mr. Brown, and Mr. Durante review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds. Ms. Wong, Mr. Brown, and Mr. Durante play equal roles with respect to the management of the Group 2 Funds and each has the authority to approve transactions to the Group 2 Funds.

Karen Wong, CFA

Karen is a Managing Director, Equity Portfolio Management at Mellon. Ms. Wong has been a manager of the Group 2 Funds since its inception. Ms. Wong joined Mellon in 2000 as an Associate Portfolio Manager. In 2001, she was promoted to a Senior Associate, in 2003 to an Assistant Vice President, in 2004 to a Vice President, in 2006 to a Director and in 2007 to Managing Director. Ms. Wong is the head of equity portfolio management and is responsible for overseeing all passive equity funds, including exchange traded funds. Ms. Wong holds an MBA from San Francisco State University and has been working in the investment industry since 1999. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard Brown, CFA

Richard is a Managing Director, Equity Portfolio Management at Mellon. Mr. Brown holds an MBA from California State University at Hayward. Mr. Brown joined Mellon in 1995 as Senior Associate Portfolio Manager, was promoted to Vice President in 1998, and to his current position in 2014. Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds. Mr. Brown has been working in the investment industry since 1995. Mr. Brown is a member of CFA Institute and the CFA Society of San Francisco. Mr. Brown has been a manager of the Group 2 Funds since its inception.

Thomas Durante, CFA

Thomas is a Managing Director, Equity Portfolio Management and has been at Mellon since 2000. Mr. Durante holds a BA degree from Fairfield University in Accounting. Mr. Durante has been working in the investment industry since 1982. Mr. Durante heads a team of portfolio managers covering domestic and international passive equity funds. Prior to joining Mellon, he worked in the fund accounting department for Dreyfus. Mr. Durante is a member of the CFA Institute and the CFA Society of Pittsburgh. Mr. Durante has been a manager of the Group 2 Funds since its inception.

IV.	Other Investment Companies Advised by Goldman Sachs Asset Management, L.P.

Because the Funds are customized for JNLST, neither the GPS or QIS groups of GSAM act as an adviser to any other investment companies having similar investment objectives and policies as those of the Funds.

V.	Evaluation By The Board Of Trustees

At a meeting on June 3-5, 2019, the Board, including all of the Independent Trustees, considered information relating to the GSAM Amendement for the Funds between the Adviser and GSAM to be effective

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upon the completion of the acquisition of SPIAS by GSAM. The GSAM Amendment appoints GSAM as Sub-Adviser for the Funds due to the acquisition of S&P by Goldman Sachs, which will automatically terminate JNAM’s current Sub-Advisory Agreement with SPIAS.

The Board, including the Independent Trustees, also considered information relating to the renewal of (a) the existing Sub-Advisory Agreement between JNAM and GSAM for the JNL/Goldman Sachs Emerging Markets Debt Fund and, (b) in light of the fact that six Funds are co-sub-advised by Mellon, the existing Sub-Advisory Agreement between JNAM and Mellon (the “Mellon Sub-Advisory Agreement”, and, together with the GSAM Sub-Advisory Agreement, the “Sub-Advisory Agreements”) for these Funds. These affected six Funds are: JNL/S&P Competitive Advantage Fund; JNL/S&P Dividend Income & Growth Fund; JNL/S&P International 5 Fund; JNL/S&P Intrinsic Value Fund; JNL/S&P Mid 3 Fund; and JNL/S&P Total Yield Fund. GSAM and Mellon are collectively referred to herein as the Sub-Advisers.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Sub-Advisory Agreements and the GSAM Amendment.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the  Sub-Advisory Agreements and the GSAM Amendment.  With respect to its approval of the GSAM Amendment and renewal of the Sub-Advisory Agreements, the Board also noted that the Sub-Advisers already provide services to existing Funds in the Trust, and with regard to Mellon, other existing Funds in the Fund complex. Thus, with respect to the Sub-Advisers, the Board also considered relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the Sub-Advisory Agreements and the GSAM Amendment.

In reviewing the Sub-Advisory Agreements and the GSAM Amendment and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant and the information provided by the Sub-Advisers for this meeting and for previous meetings, as applicable, including: (1) the nature, quality and extent of the services to be provided; (2) the investment performance of the Funds; (3) cost of services of the Funds; (4) profitability data; (5) whether economies of scale may be realized and shared, in some measure, with investors as the Funds grow; and (6) other benefits that may accrue to the Sub-Advisers through their relationships with the Trust.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Sub-Advisory Agreements and the GSAM Amendment.

Before approving the Sub-Advisory Agreements and the GSAM Amendment, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the Sub-Advisers and to consider the terms of the Sub-Advisory Agreements and the GSAM Amendment.  Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Sub-Advisory Agreements and the GSAM Amendment are in the best interests of the shareholders of each Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality, and Extent of Services

The Board examined the nature, quality, and extent of the services provided and to be provided by the Sub-Advisers. The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review, in connection with its approval of the Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who are and would be responsible for the day-to-day management of each Fund.  It noted that there will be no change to the investment philosophies or processes for the Funds in connection with the change of control.   The Board reviewed information pertaining to each Sub-Adviser’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to each Sub-Adviser. The Board considered compliance reports about the Sub-Advisers from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded for each Fund that the Fund is likely to benefit from the nature, extent and quality of the services provided and to be provided by each Sub-Adviser under the applicable Sub-Advisory Agreement (and with respect to GSAM, under the GSAM Amendment).

Investment Performance of the Funds

JNL/Goldman Sachs Emerging Markets Debt Fund. The Board noted that the Fund outperformed its selected benchmark, the 75% JPMorgan GBI EM Global Diversified Index, 25% JPMorgan CEMBI Broad Diversified Index in the three- and five-year periods ended March 31, 2019, though it lagged the benchmark for the one- and ten-year periods.  The Board further noted that the Fund outperformed its peer group for the one-, three-, five-, and ten-year periods ended March 31, 2019. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Sub-Advisory Agreement.

JNL/S&P Funds. The Board reviewed each Fund’s performance as of March 31, 2019. For certain Funds, the Board considered the relevant custom benchmark, blended benchmark, or custom peer group. This consideration was based on JNAM’s assertion that the custom or blended benchmark or custom peer group is, in some circumstances, a more meaningful source of comparative information than a broad-based benchmark or

9

peer group for certain Funds that use a limited or unique investment focus or where the peer group may not be a good source of comparative information. With respect to these peer groups and custom peer groups, the Board further considered that comparison to these groups provides a helpful way to measure the Funds’ performance, but noted that peer universes are constantly evolving, and as such, the Funds’ peer groups and, where applicable, custom peer groups, may change from time to time.

•	JNL/S&P Managed Growth Fund. The Board took into account that, after expenses, the Fund outperformed its custom peer group for the one-, three-, five-, and ten-year periods. The Board further noted that, after expenses, the Fund outperformed its blended benchmark for the three-year period, though it underperformed for the other periods.

•	JNL/S&P Managed Conservative Fund. The Board took into account that, after expenses, the Fund outperformed its custom peer group for the one- and three-year periods, though it underperformed its custom peer group for the five- and ten-year periods. The Board also noted that, after expenses, the Fund outperformed its blended benchmark for the three-year period, though it underperformed for the other periods.

•	JNL/S&P Managed Moderate Growth Fund. The Board noted that, after expenses, the Fund outperformed its custom peer group for the one-, three-, five-, and ten-year periods. The Board also noted that, after expenses, the Fund outperformed its custom peer group in three of the last four calendar years. The Board further considered that, after expenses, the Fund surpassed its blended benchmark for the three-year period, though it underperformed for the other periods.

•	JNL/S&P Managed Moderate Fund. The Board took into account that, after expenses, the Fund outperformed its custom peer group for the one-, three-, and five-year periods, though it underperformed its custom peer group for the ten-year period. The Board also noted that, after expenses, the Fund outperformed its blended benchmark for the three-year period, though it underperformed its benchmark for the remaining periods.

•	JNL/S&P Managed Aggressive Growth Fund. The Board noted that, after expenses, the Fund outperformed its custom peer group for the one-, three-, five-, and ten-year periods. The Board also took into account that, after expenses, the Fund outperformed its blended benchmark for the three-year period, though it underperformed its benchmark for the one-, five-, and ten-year periods.

•	JNL/S&P Competitive Advantage Fund. The Board considered the Fund’s unique investment mandate and that, because of the Fund’s unique investment mandate, the custom benchmark is the appropriate comparative performance source. The Board noted that, before expenses, the Fund outperformed its custom benchmark for the one-year period and performed the same as its custom benchmark for the three-, five-, and ten-year periods.

•	JNL/S&P Dividend Income & Growth Fund. The Board considered the Fund’s unique investment mandate and that, because of the Fund’s unique investment mandate, the custom benchmark is the appropriate comparative performance source. The Board took into account that, before expenses, the Fund performed the same as its custom benchmark for the one- and five-year periods and that it lagged its custom benchmark by 0.10% for the three- and ten-year periods.

•	JNL/S&P International 5 Fund. The Board considered the Fund’s unique investment mandate and that, because of the Fund’s unique investment mandate, the custom benchmark is the appropriate comparative performance source. The Board noted that, before expenses, the Fund outperformed its custom benchmark for the three-year period, though it underperformed its custom benchmark for the one-year period. The Board also observed that, before expenses, the Fund outperformed its custom benchmark in each of the past four completed calendar years.

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•	JNL/S&P Intrinsic Value Fund. The Board considered the Fund’s unique investment mandate and that, because of the Fund’s unique investment mandate, the custom benchmark is the appropriate comparative performance source. The Board noted that, before expenses, the Fund performed the same as its custom benchmark for the one-, three-, five-, and ten-year periods. The Board also noted that, before expenses, the Fund outperformed its custom benchmark in two of the past four completed calendar years.

•	JNL/S&P Mid 3 Fund. The Board considered the Fund’s unique investment mandate and that, because of the Fund’s unique investment mandate, the custom benchmark is the appropriate comparative performance source. The Board took into account that, before expenses, the Fund outperformed its custom benchmark for the one- and three-year periods. The Board also noted that, before expenses, the Fund outperformed its custom benchmark in each of the past four completed calendar years.

•	JNL/S&P Total Yield Fund. The Board considered the Fund’s unique investment mandate and that, because of the Fund’s unique investment mandate, the custom benchmark is the appropriate comparative performance source. The Board noted that, before expenses, the Fund outperformed its custom benchmark for the ten-year period and performed the same as its custom benchmark for the one-, three-, and five-year periods.

Based on its review of the Funds’ performance, the Board concluded that it would be in the best interests of each Fund and its shareholders to approve the GSAM Amendment and Sub-Advisory Agreements.

Costs of Services

The Board reviewed the fees to be paid to each Sub-Adviser.  The Board noted that the Funds’ sub-advisory fees would be paid by JNAM (not the Fund), and therefore, would be neither a direct shareholder expense nor a direct influence on the Funds’ total expense ratio.

Further detail of the information considered by the Board is set forth below:
JNL/Goldman Sachs Emerging Markets Debt Fund. The Board noted that the fee schedule for the Fund will not change and will remain the same as the one in the current sub-advisory agreement, which the Board previously reviewed and approved. The Board concluded that the sub-advisory fees are in the best interest of the Fund and its shareholders in light of the services provided.
JNL/S&P Funds. The Board noted that the fee schedule for sub-advisory fees to be paid by JNAM to GSAM will not change as a result of the change of control. The Board also noted that the fee schedule for sub-advisory fees to be paid by JNAM to Mellon will not change.  The Board noted that it previously reviewed and approved these sub-advisory fees and concluded that the sub-advisory fees are in the best interests of each Fund and its shareholders in light of the services provided and to be provided.

Economies of Scale

The Board considered whether each Fund’s proposed fees reflect the potential for economies of scale for the benefit of Fund shareholders.  Based on information provided by GSAM, the Board noted that the sub-advisory fee arrangements for each Fund contain breakpoints that decrease the fee rate as assets increase. The Board also noted that the sub-advisory fee for each Fund is and will be paid by JNAM (not the Fund).

The Board concluded that the Funds’ fee schedules in some measure share economies of scale with shareholders.

Other Benefits to the Sub-Advisers

In evaluating the benefits that may accrue to the Sub-Advisers through their relationships with the Funds, the Board noted that the Sub-Advisers may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the Sub-Advisers as a result of their relationship with the Funds.

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VI.	Additional Information

Ownership Of The Fund

As of [July 15, 2019], there were issued and outstanding the following number of shares for the Funds:

Fund	Shares Outstanding
JNL/S&P Managed Growth Fund (Class A)	[To be provided]
JNL/S&P Managed Growth Fund (Class I)	[To be provided]
JNL/S&P Managed Conservative Fund (Class A)	[To be provided]
JNL/S&P Managed Conservative Fund (Class I)	[To be provided]
JNL/S&P Managed Moderate Growth Fund (Class A)	[To be provided]
JNL/S&P Managed Moderate Growth Fund (Class I)	[To be provided]
JNL/S&P Managed Moderate Fund (Class A)	[To be provided]
JNL/S&P Managed Moderate Fund (Class I)	[To be provided]
JNL/S&P Managed Aggressive Growth Fund (Class A)	[To be provided]
JNL/S&P Managed Aggressive Growth Fund (Class I)	[To be provided]
JNL/S&P Competitive Advantage Fund (Class A)	[To be provided]
JNL/S&P Competitive Advantage Fund (Class I)	[To be provided]
JNL/S&P Dividend Income & Growth Fund (Class A)	[To be provided]
JNL/S&P Dividend Income & Growth Fund (Class I)	[To be provided]
JNL/S&P International 5 Fund (Class A)	[To be provided]
JNL/S&P International 5 Fund (Class I)	[To be provided]
JNL/S&P Intrinsic Value Fund (Class A)	[To be provided]
JNL/S&P Intrinsic Value Fund (Class I)	[To be provided]
JNL/S&P Mid 3 Fund (Class A)	[To be provided]
JNL/S&P Mid 3 Fund (Class I)	[To be provided]
JNL/S&P Total Yield Fund (Class A)	[To be provided]
JNL/S&P Total Yield Fund (Class I)	[To be provided]

As of [July 15, 2019], the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Funds.

Because the shares of the Funds are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), and certain affiliated funds organized as funds-of-funds, Jackson, through its separate accounts, which hold shares of the Funds as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Funds.

As of [July 15, 2019], the following persons beneficially owned more than 5% of the shares of the Funds indicated in the following tables:

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JNL/S&P Competitive Advantage Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/S&P Dividend Income & Growth Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/S&P Intrinsic Value Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/S&P Total Yield Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts. As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of [July 15, 2019], the following person(s) have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Funds.

JNL/S&P Managed Conservative Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/S&P Managed Moderate Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/S&P Managed Moderate Growth Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2018, the Funds did not pay any commissions to any affiliated broker.

During the fiscal year ended December 31, 2018, the Funds paid administration fees and 12b-1 fees to the Adviser and/or its affiliated persons as provided in the below table. These services have continued to be provided since the GSAM Amendment has been approved.

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Fund Name	Administration Fees	12b-1 Fees
JNL/S&P Managed Growth Fund	$2,671,496	$16,801,982
JNL/S&P Managed Conservative Fund	$683,762	$4,101,671
JNL/S&P Managed Moderate Growth Fund	$2,925,800	$18,492,589
JNL/S&P Managed Moderate Fund	$1,574,051	$9,495,179
JNL/S&P Managed Aggressive Growth Fund	$1,130,780	$6,775,008
JNL/S&P Competitive Advantage Fund	$2,744,976	$3,041,452
JNL/S&P Dividend Income & Growth Fund	$4,921,388	$10,213,080
JNL/S&P International 5 Fund	$70,424*	$139,671
JNL/S&P Intrinsic Value Fund	$2,544,348	$2,439,149
JNL/S&P Mid 3 Fund	$263,341**	$789,513
JNL/S&P Total Yield Fund	$2,199,764	$1,465,526

* The Investment Adviser waived $196 of its administrative fee for the fiscal year ended December 31, 2018.

**The Investment Adviser waived $87 of its administrative fee for the fiscal year ended December 31, 2018.

VII.	Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2018 or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Life Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is a wholly owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNAM also serves as the Trust’s Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson. JNLD is located at 300 Innovation Drive, Franklin, Tennessee 37067.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the printing and distribution of this Information Statement will be paid by GSAM.

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Exhibit A

Amended and Restated Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC and Goldman Sachs Asset Management, L.P.

Effective December 1, 2012

This Agreement is effective as of the 2nd day of May, 2005, and Amended and Restated effective as of the 1st day of December, 2012, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (“Sub-Adviser”).

Whereas, Adviser is the investment manager for the JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

Whereas, the Adviser represents that it has entered into an Investment Advisory and Management Agreement effective as of January 31, 2001, Amended and Restated as of the 28th day of February, 2012, and further Amended and Restated as of the 1st day of December, 2012 (“Management Agreement”) with the Trust; and

Whereas, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (“each a Fund”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. In performing its obligations under this Agreement, the Sub-Advisor may, at its own discretion, delegate to any advisory affiliate the ability to provide non-dollar currency hedging for the portfolios of the Trust to which the Sub-Advisor provides sub-investment advisory services, without further written consent of the Adviser, provided that the Sub-Adviser shall always remain liable to the Adviser and the Fund(s) for its obligations hereunder.

2.	Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:

a)	the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto;

c)	resolutions of the Trust’s Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) and all amendments thereto;

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e)	the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Funds (collectively called the “Prospectus”).

It is understood that the name “Goldman, Sachs &Co.” or “Goldman Sachs” or any derivative thereof, any tradename, trademark, trade device, service mark, symbol or logo associated with those names are the valuable property of the Sub-Adviser or its affiliates and that the Adviser has the right to use such name (or derivative or logo), in offering materials or promotional or sales-related materials of the Fund. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, prospects of each Fund or the public that refer to the Fund in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser’s approval thereof.

3.	Management. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust’s Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds' investments, and will comply with the provisions of Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time. Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions specifically applicable to the Funds unless such limitation or restrictions are provided to the Sub-Adviser in writing. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. The portfolio managers shall be available to meet with the Fund’s Board of Trustees at the Fund’s principal place of business on an annual basis on due notice and more frequently if requested by the Board, and agreed upon by the Sub-Adviser. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program, and such other reports as the Board or the Adviser may reasonably request.

Subject to the following paragraph, Sub-Adviser will manage the assets of the Funds that are under its management pursuant to this Agreement in compliance with the requirements of the 1940 Act, the regulations adopted by the Securities and Exchange Commission thereunder, and the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

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The Adviser acknowledges that the Sub-Adviser is not a compliance agent for the Funds or the Adviser, and does not have full access to the Funds’ books and records necessary to perform certain compliance testing. Without necessarily limiting the scope of the foregoing, the Adviser acknowledges that it has sole responsibility and liability for monitoring and performing the compliance testing under the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and its accompanying Regulation, Treas. Reg. Section 1.817-5. The Adviser agrees to notify the Sub-Adviser should the compliance tests it performs based off the official books and records of the Fund show the Fund to be out of compliance with the relevant regulations and the Sub-Adviser, on behalf of the Adviser agrees to work in good faith to bring the Fund into compliance within the applicable cure period.

Notwithstanding the foregoing, Sub-Adviser agrees to maintain portfolio positions on its internal databases relating to the Fund’s holdings and agrees to notify Adviser if it believes that the relevant tax provisions may be violated. Adviser recognizes that Sub-Adviser’s role in this respect is voluntary, and absent bad faith Sub-Adviser shall not assume or acquire any liability for its failure to so notify Adviser.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s opinion, constitute a violation of any federal or state laws, rules or regulations.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to similar accounts for which it has investment responsibilities;

b)	will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)	will report regularly to Adviser and to the Trust's Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

d)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

e)	will prepare and maintain such books and records with respect to each Fund’s securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Adviser may reasonably request;

f)	will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser's supervision;

g)	will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and Investment Objectives hereunder;

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h)	will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser;

i)	will provide reasonable assistance in connection with the determination of the fair value of securities in a Fund for which market quotations are not readily available and the parties to this Agreement agree that the Sub-Adviser shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Funds.

j)	will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder; and

k)	may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

The Adviser and the Sub-Adviser each further agree that:

a)	to the extent that the Commodity Exchange Act, as amended (“CEA”), and the then-current Commodity Futures Trading Commission (“CFTC”) regulations require (i) registration by either party as a Commodity Pool Operator or Commodity Trading Advisor, (ii) specific disclosure, or as applicable to it (iii) filing of reports and other documents, each shall comply with such requirements;

b)	Sub-Adviser shall comply in all material respects with all requirements of the CEA applicable to it and then-current CFTC regulations that apply to Sub-Adviser with regard to the Fund, and with regard to all Funds for which it serves as Sub-Adviser; and

c)	Subject to foregoing, Sub-Adviser shall take reasonable steps to cooperate by assisting the Adviser in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations.

4.	Custody of Assets. Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the valuation of the assets of the Funds, collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of valuation, collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.	Brokerage. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage

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arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of futures agreements entered into by the Funds to the Adviser, if applicable. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution” (including, to the extent legally permissible, broker-dealers and Futures Commissions Merchants affiliated with the Sub-Adviser), which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Trust’s Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on brokerage placements to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

Adviser acknowledges on behalf of the Fund that they agree to permit the Fund to engage in Agency Cross Transactions, in compliance with rule 206(3)-2 under the Investment Advisers Act of 1940 (“Advisers Act”).

Adviser and the Fund hereby acknowledge that:

In effecting such Agency Cross Transactions Sub-Adviser or its affiliates will act as broker for, receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding both parties to such transactions;

Sub-Adviser hereby acknowledges that:

a)	Sub-Adviser is not relieved of its obligation to act in the best interests of the Fund, including its duty to obtain best price and execution for the Fund in such transactions and is not relieved from any disclosure obligation which may be imposed by subparagraph (1) or (2) of Section 206 of the Advisers Act or by other applicable provisions of the federal securities laws;

b)	For each Agency Cross Transaction, Sub-Adviser will send to the Fund, at or before the completion of the transaction, a confirmation which includes:

1)	a statement of the nature of such transaction,
2)	the date such transaction took place,

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3)	acknowledgement that the Fund has the right to terminate its written consent at any time by written notice to Sub-Adviser,
4)	an offer to furnish upon request, the time when such transaction took place, and
5)	whether any other remuneration has been or will be received and an offer to furnish upon request the source and amount of any other remuneration received by Sub-Adviser and any other person relying on the rule in connection with the transaction;

c)	Sub-Adviser will send to the Fund at least quarterly a written statement or summary identifying the total number of such transactions during the period since the date of the last such statement or summary, and the total amount of all commissions or other remuneration received or to be received by Sub-Adviser or any other person relying on this rule in connection with such transactions during such period;

d)	Sub-Adviser will be obligated to provide notice of the Fund’s right of revocation of its written consents conspicuously on each confirmation and quarterly statement given to the Fund;

e)	Sub-Adviser will not execute any agency cross transaction involving the Fund when it has provided any investment advisory services with regard to such transaction to the counterparty. Sub-Adviser may, however, execute 17a-7 transactions in accordance with the Fund’s written procedures; and

f)	Nothing in this written consent shall be construed to permit the Sub-Adviser, on behalf of the Fund, to engage in a principal transaction under Section 206(3) of the Advisers Act where Sub-Adviser or its affiliates are acting or proposing to act for their own trading accounts.

6.	Expenses. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions. The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions.

8.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

9.	Services to Others. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may, but shall be under no obligation to, group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be

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available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10.
Limitation of Liability. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser's duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser's willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

11.	Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party’s affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

12.	Duration and Termination. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution, April 21, 2005. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

13.	Acknowledgements of Adviser. Adviser acknowledges and agrees that:

a)	If the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under Rule 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Rule 4.7.

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b)	If the Adviser is excluded from the definition of a commodity pool operator under Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5).

14.	Obligations of Adviser. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

c)	A copy of the current compliance procedures for each Fund.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness. In connection with these items, the Sub-Adviser intends to comply with Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, provided, however, Sub-Adviser shall have no responsibility to monitor compliance with these items listed above unless such items are provided to the Sub-Advisor in writing.

15.	Confidential Treatment. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities held by the Fund until it is either filed with the Securities & Exchange Commission or mailed out to shareholders, which filing or mailing shall not be made sooner than 30 days after quarter end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end. In addition, the Adviser may disclose to third party service providers, subject to a confidentiality agreement, a list of securities purchased or sold by the Fund. Sub-Adviser agrees to not publicly disclose the Fund holdings by specific reference to the Funds or as being Fund holdings of the Trust, provided however Adviser recognizes that the Fund holdings of the Funds may be similar to fund holdings held in other investment mandates, including separate accounts, that Sub-Adviser may manage and that Sub-Adviser may disclose holdings of those other mandates to third parties or to the holders of those accounts, including in marketing materials related to Sub-Adviser offered products.

16.	Entire Agreement; Amendment of this Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

a)	To Adviser:

Jackson National Life Insurance Company

1 Corporate Way

Lansing, MI 48951

Attn: Thomas J. Meyer

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b)	To Sub-Adviser:

Goldman Sachs Asset Management, L.P.

200 West Street

37th Floor

New York, NY 10282

Attn: Marci Green

18.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name “JNL Series Trust” and “Trustees of JNL Series Trust” refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the “JNL Series Trust” entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

20.	Counterpart Signatures. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 18 day of February 2013, effective December 1, 2012.

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and CEO

Goldman Sachs Asset Management, L.P.

By:	/s/ James McNamara
Name:	James McNamara
Title:	Managing Director

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Schedule A

Dated December 1, 2012

Funds
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs U.S. Equity Flex Fund

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Schedule B

Dated December 1, 2012

(Compensation)

JNL/Goldman Sachs Core Plus Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $500 Million	.25%
$500 Million to $1 Billion	.17%
Amounts over $1 Billion	.15%

JNL/Goldman Sachs Emerging Markets Debt Fund
Average Daily Net Assets	Annual Rate
$0 to $200 Million	.50%
$200 Million to $1 Billion	.45%
Amounts over $1Billion	.40%

JNL/Goldman Sachs Mid Cap Value Fund
Average Daily Net Assets	Annual Rate
$0 to $100 Million	.50%
Amounts over $100 Million	.45%

JNL/Goldman Sachs U.S. Equity Flex Fund
Average Daily Net Assets	Annual Rate
$0 to $150 Million	.45%
Amounts over $150 Million	.40%

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Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 2nd day of May, 2005, and Amended and Restated effective as of the 1st day of December, 2012 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”).

Whereas, the parties have agreed to amend the following sections of the Agreement:

Section 3. “Management”;

Section 12. “Duration and Termination”; and

Section 15. “Confidential Treatment”.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Add the following as a new sub-paragraph c) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it”, and re-number all sub-paragraphs alphabetically thereafter:

c)	will comply in all material respects with all foreign laws, regulations, and regulatory requirements as set forth by foreign regulatory agencies;

After renumbering the sub-sections as referenced above, delete sub-paragraph e) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it” in its entirety and replace it with the following:

e)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser; (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

After renumbering the sub-sections as referenced above, add the following as a new sub-paragraph f) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it”:

f)	as a service provider to the Funds will cooperate with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act, including any reasonable document requests;

Delete Section 12. “Duration and Termination” in its entirety, and replace it with the following:

12.       Duration and Termination.  The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement.  Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through June 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the

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Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)  Section 10 and 11 herein shall survive the termination of this Agreement.

Delete Section 15. “Confidential Treatment” in its entirety, and replace it with the following:

15.       Confidential Treatment. All information and advice furnished by one party to the other party (including their respective agents, employees, and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds or as otherwise permitted in this section.  It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities held by the Fund until it is either filed with the Securities & Exchange Commission or mailed out to shareholders, which filing or mailing shall not be made sooner than 30 days after quarter end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end. In addition, the Adviser may disclose to third party service providers, subject to a confidentiality agreement, a list of securities purchased or sold by the Fund. Sub-Adviser agrees to not publicly disclose the Fund holdings by specific reference to the Funds or as being Fund holdings of the Trust, provided however Adviser recognizes that the Fund holdings of the Funds may be similar to fund holdings held in other investment mandates, including separate accounts, that Sub-Adviser may manage and that Sub-Adviser may disclose holdings of those other mandates to third parties or to the holders of those accounts, including in marketing materials related to Sub-Adviser offered products.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 21 day of June 2013, effective May 30, 2013.

Jackson National Asset Management, LLC		Goldman Sachs Asset Management, L.P.

By:	/s/ Mark D. Nerud	By:	/s/ Marci Green
Name:	Mark D. Nerud	Name:	Marci Green
Title:	President and CEO	Title:	Managing Director

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Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 2nd day of May, 2005, and Amended and Restated effective as of the 1st day of December, 2012 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”).

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and the Sub-Adviser have agreed to reduce the sub-advisory fees for the JNL/Goldman Sachs Emerging Markets Debt Fund and the JNL/Goldman Sachs Mid Cap Value Fund as set forth on Schedule B, and, in connection with said reductions, Schedule B to the Agreement must be amended.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated June 3, 2013, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 21 day of June 2013, effective June 3, 2013.

Jackson National Asset Management, LLC		Goldman Sachs Asset Management, L.P.

By:	/s/ Mark D. Nerud	By:	/s/ Marci Green
Name:	Mark D. Nerud	Name:	Marci Green
Title:	President and CEO	Title:	Managing Director

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Schedule B

Dated June 3, 2013

(Compensation)

JNL/Goldman Sachs Core Plus Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $500 Million	.25%
$500 Million to $1 Billion	.17%
Amounts over $1 Billion	.15%

JNL/Goldman Sachs Emerging Markets Debt Fund
Average Daily Net Assets	Annual Rate
$0 to $200 Million	.50%
$200 Million to $400 Million	.45%
Amounts over $400 Million	.40%

JNL/Goldman Sachs Mid Cap Value Fund
Average Daily Net Assets	Annual Rate
$0 to $100 Million	.50%
$100 to $500 Million	.45%
Amounts over $500 Million	.40%

JNL/Goldman Sachs U.S. Equity Flex Fund
Average Daily Net Assets	Annual Rate
$0 to $150 Million	.45%
Amounts over $150 Million	.40%

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Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended May 30, 2013 and June 3, 2013 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 12. “Duration and Termination”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete Section 12. “Duration and Termination” in its entirety, and replace with the following:

12.	Duration and Termination. The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

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In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 18 day of June 2014, effective June 4, 2014.

Jackson National Asset Management, LLC		Goldman Sachs Asset Management, L.P.

By:	/s/ Mark D. Nerud	By:	/s/ Marci Green
Name:	Mark D. Nerud	Name:	Marci Green
Title:	President and CEO	Title:	Managing Director

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Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and the Sub-Adviser agree to amend the sub-advisory fees as forth on Schedule B to the Agreement to reflect fee reductions for the JNL/Goldman Sachs Core Plus Bond Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

  Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated October 1, 2015, attached hereto.

  Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

  Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 25 day of September 2015, effective October 1, 2015.

Jackson National Asset Management, LLC		Goldman Sachs Asset Management, L.P.

By:	/s/ Mark D. Nerud	By:	/s/ Greg Wilson
Name:	Mark D. Nerud	Name:	Greg Wilson
Title:	President and CEO	Title:	Managing Director

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Schedule B

Dated October 1, 2015

(Compensation)

JNL/Goldman Sachs Core Plus Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $500 Million	.20%
$500 Million to $1 Billion	.17%
Amounts over $1 Billion	.15%

JNL/Goldman Sachs Emerging Markets Debt Fund
Average Daily Net Assets	Annual Rate
$0 to $200 Million	.50%
$200 Million to $400 Million	.45%
Amounts over $400 Million	.40%

JNL/Goldman Sachs Mid Cap Value Fund
Average Daily Net Assets	Annual Rate
$0 to $100 Million	.50%
$100 to $500 Million	.45%
Amounts over $500 Million	.40%

JNL/Goldman Sachs U.S. Equity Flex Fund
Average Daily Net Assets	Annual Rate
$0 to $150 Million	.45%
Amounts over $150 Million	.40%

A-19

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 2nd day of May, 2005, and Amended and Restated effective as of the 1st day of December, 2012, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 3. “Management.”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

The following shall be inserted as sub-paragraph n) in Section 3. “Management.” under the heading entitled: “The Sub-Adviser further agrees that it:”

n)	at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed and effective as of August 31, 2016.

Jackson National Asset Management, LLC		Goldman Sachs Asset Management, L.P.

By:	/s/ Mark D. Nerud	By:	/s/ Marci Green
Name:	Mark D. Nerud	Name:	Marci Green
Title:	President and CEO	Title:	Managing Director

A-20

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and the Sub-Adviser have agreed to amend the sub-advisory fees as set forth on Schedule B to the Agreement to reflect fee reductions for the JNL/Goldman Sachs Emerging Markets Debt Fund, effective September 19, 2016.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated September 19, 2016, attached hereto.

3.	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4.	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective as of September 19, 2016

Jackson National Asset Management, LLC		Goldman Sachs Asset Management, L.P.

By:	/s/ Mark D. Nerud	By:	/s/ Adam Lane
Name:	Mark D. Nerud	Name:	Adam Lane
Title:	President and CEO	Title:	Managing Director

A-21

Schedule B

September 19, 2016

(Compensation)

JNL/Goldman Sachs Core Plus Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $500 Million	.20%
$500 Million to $1 Billion	.17%
Amounts over $1 Billion	.15%

JNL/Goldman Sachs Emerging Markets Debt Fund
Average Daily Net Assets	Annual Rate
$0 to $400 Million	.45%
Amounts over $400 Million	.35%

JNL/Goldman Sachs Mid Cap Value Fund
Average Daily Net Assets	Annual Rate
$0 to $100 Million	.50%
$100 to $500 Million	.45%
Amounts over $500 Million	.40%

JNL/Goldman Sachs U.S. Equity Flex Fund
Average Daily Net Assets	Annual Rate
$0 to $150 Million	.45%
Amounts over $150 Million	.40%

A-22

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (“Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A of the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Parties have agreed to amend the Agreement to remove the following two funds and each fund’s respective fees, effective April 24, 2017: 1) the JNL/Goldman Sachs Mid Cap Value Fund; and 2) the JNL/Goldman Sachs U.S. Equity Flex Fund, in conjunction with an investment sub-adviser replacement for each fund.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 24, 2017, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 24, 2017, attached hereto.

3.	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4.	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective April 24, 2017.

Jackson National Asset Management, LLC		Goldman Sachs Asset Management, L.P.

By:	/s/ Mark D. Nerud	By:	/s/ Marci Green
Name:	Mark D. Nerud	Name:	Marci Green
Title:	President and CEO	Title:	Managing Director

A-23

Schedule A

Dated April 24, 2017

Funds
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund

A-24

Schedule B

Dated April 24, 2017

(Compensation)

JNL/Goldman Sachs Core Plus Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $500 Million	.20%
$500 Million to $1 Billion	.17%
Amounts over $1 Billion	.15%

JNL/Goldman Sachs Emerging Markets Debt Fund
Average Daily Net Assets	Annual Rate
$0 to $400 Million	.45%
Amounts over $400 Million	.35%

A-25

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Parties have agreed to amend the Schedule B to the Agreement to reflect fee reductions for the JNL/Goldman Sachs Core Plus Bond Fund, effective January 1, 2018.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 1, 2018, attached hereto.

2.	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

3.	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective January 1, 2018.

Jackson National Asset Management, LLC		Goldman Sachs Asset Management, L.P.

By:	/s/ Mark D. Nerud	By:	/s/ Marci Green
Name:	Mark D. Nerud	Name:	Marci Green
Title:	President and CEO	Title:	Managing Director

A-26

Schedule B

Dated January 1, 2018

(Compensation)

JNL/Goldman Sachs Core Plus Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $500 Million	.200%
$500 Million to $1 Billion	.150%
Amounts over $1 Billion	.120%

JNL/Goldman Sachs Emerging Markets Debt Fund
Average Daily Net Assets	Annual Rate
$0 to $400 Million	.450%
Amounts over $400 Million	.350%

A-27

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved FIAM LLC to replace the Sub-Adviser to provide sub-investment advisory services to the JNL/Goldman Sachs Core Plus Bond Fund, effective June 24, 2019.

Whereas, the Parties have agreed to amend the Agreement to remove the JNL/Goldman Sachs Core Plus Bond Fund and its sub-advisory fee, effective June 24, 2019.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated June 24, 2019, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated June 24, 2019, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective as of June 24, 2019.

Jackson National Asset Management, LLC		Goldman Sachs Asset Management, L.P.

By:	/s/ Mark D. Nerud	By:	/s/ Jason Hudes
Name:	Mark D. Nerud	Name:	Jason Hudes
Title:	President and CEO	Title:	Managing Director

A-28

Schedule A

Dated June 24, 2019

Funds
JNL/Goldman Sachs Emerging Markets Debt Fund

A-29

Schedule B

Dated June 24, 2019

(Compensation)

JNL/Goldman Sachs Emerging Markets Debt Fund
Average Daily Net Assets	Annual Rate
$0 to $400 Million	.450%
Amounts over $400 Million	.350%

A-30

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, pursuant to a change of control for Standard & Poor’s Investment Advisory Services LLC, the Board of Trustees of the Trust approved the Sub-Adviser to sub-advise the following funds of Trust (the “JNL S&P Funds”), effective July 1, 2019:

1)	JNL/S&P Managed Growth Fund;
2)	JNL/S&P Managed Conservative Fund;
3)	JNL/S&P Managed Moderate Growth Fund;
4)	JNL/S&P Managed Moderate Fund;
5)	JNL/S&P Managed Aggressive Growth Fund;
6)	JNL/S&P Competitive Advantage Fund;
7)	JNL/S&P Dividend Income & Growth Fund;
8)	JNL/S&P International 5 Fund;
9)	JNL/S&P Intrinsic Value Fund;
10)	JNL/S&P Mid 3 Fund;
11)	JNL/S&P Total Yield Fund; and

Whereas, the Parties have agreed to amend the Agreement to update certain language and to add the JNL S&P Funds and each fund’s respective fees, effective July 1, 2019.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Existing sub-section l) in Section 3. MANAGEMENT, under the heading entitled “The Sub-Adviser further agrees that it” shall be deleted and replaced with the following:

“l)	will vote proxies received in connection with securities held by Funds other than the JNL S&P Funds, consistent with its fiduciary duties hereunder;”

A-31

2)	The first sentence of Section 3. MANAGEMENT, shall be revised as follows:

“Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust’s Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and (i) with respect to all Funds other than the JNL S&P Funds, place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of such Funds; (ii) with respect to the JNL S&P Managed Funds, provide directions to the Adviser with respect to all investment decisions for the Funds; and (iii) with respect to the JNL S&P Funds other than the JNL S&P Managed Funds, it will be the responsibility of the Sub-Adviser to provide directions to BNY Mellon, or any other agent that the Adviser may designate from time to time, for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), on behalf of such Funds, and BNY Mellon shall be responsible for executing such purchase and sale transactions.

3)	The following new sub-section d) in Section 3. MANAGEMENT, under the heading entitled “The Sub-Adviser further agrees that it” shall be added, and all sub-sections shall be re-numbered thereafter:

“d)	will be the responsibility of the Adviser to execute portfolio transactions for the “JNL S&P Managed Funds,” as defined in Schedule A, and that the Adviser will direct all incoming cash, maintain the allocations as directed by the Sub-Adviser and provide all required financial reporting;”

4)	The newly numbered sub-section e) in Section 3. MANAGEMENT, under the heading entitled “The Sub-Adviser further agrees that it” shall be deleted and replaced with the following:

“e)	will report regularly to Adviser and to the Trust’s Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and the specified benchmarks, as applicable, and will provide various other reports from time to time as reasonably requested by Adviser;”

5)	The newly numbered sub-section i) in Section 3. MANAGEMENT, under the heading entitled “The Sub-Adviser further agrees that it” shall not apply in connection with the Sub-Adviser’s services with respect to the S&P Funds.

6)	The newly numbered sub-section k) in Section 3. MANAGEMENT, under the heading entitled “The Sub-Adviser further agrees that it”, shall be deleted.

7)	Section 5. Brokerage shall apply to all Funds, except for the JNL S&P Funds, as defined in Schedule A.

A-32

8)	Section 15. Confidential Treatment shall be deleted and replaced with the following:

All information and advice furnished by one party to the other party (including their respective agents, employees, and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except with prior notification, as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds or as otherwise permitted in this section.  It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities held by the Fund until it is either filed with the Securities & Exchange Commission or mailed out to shareholders, which filing or mailing shall not be made sooner than 30 days after quarter end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end. In addition, the Adviser may disclose to third party service providers, subject to a confidentiality agreement, a list of securities purchased or sold by the Fund. Sub-Adviser agrees to not publicly disclose the Fund holdings by specific reference to the Funds or as being Fund holdings of the Trust, provided however Adviser recognizes that the Fund holdings of the Funds may be similar to fund holdings held in other investment mandates, including separate accounts, that Sub-Adviser may manage and that Sub-Adviser may disclose holdings of those other mandates to third parties or to the holders of those accounts, including in marketing materials related to Sub-Adviser offered products.

9)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated July 1, 2019, attached hereto.

10)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated July 1, 2019, attached hereto.

11)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

12)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

13)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective as of July 1, 2019.

Jackson National Asset Management, LLC		Goldman Sachs Asset Management, L.P.

By:	/s/ Mark D. Nerud	By:	/s/ Marci Green
Name:	Mark D. Nerud	Name:	Marci Green
Title:	President and CEO	Title:	Managing Director

A-33

Schedule A

Dated July 1, 2019

Funds
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/S&P Managed Growth Fund [1,2]
JNL/S&P Managed Conservative Fund [1,2]
JNL/S&P Managed Moderate Growth Fund [1,2]
JNL/S&P Managed Moderate Fund [1,2]
JNL/S&P Managed Aggressive Growth Fund [1,2]
JNL/S&P Competitive Advantage Fund [1]
JNL/S&P Dividend Income & Growth Fund [1]
JNL/S&P International 5 Fund [1]
JNL/S&P Intrinsic Value Fund [1]
JNL/S&P Mid 3 Fund [1]
JNL/S&P Total Yield Fund [1]

1)	The “JNL S&P Funds”.

2)	The “JNL S&P Managed Funds” - the underlying funds available for investment by these funds of funds are limited to the funds offered on the Adviser’s platform; provided that to the extent any underlying funds on the Adviser’s platform are funds managed by the Sub-Adviser (“GSAM Funds”), the Sub-Adviser will only recommend an investment be made by a JNL S&P Managed Fund in a GSAM Fund if it is the only available option to such JNL S&P Managed Fund for a particular asset or sub-asset class.

A-34

Schedule B

Dated July 1, 2019

(Compensation)

JNL/Goldman Sachs Emerging Markets Debt Fund
Average Daily Net Assets	Annual Rate
$0 to $400 Million	.450%
Amounts over $400 Million	.350%

Group 1:
Funds
JNL/S&P Managed Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Aggressive Growth Fund
Assets	Annual Rate
$0 to $8 Billion Over $8 Billion	0.02% 0.01%

The assets of the funds are aggregated for purposes of calculating the sub-advisory fee.

Group 2:
Funds
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P International 5 Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Mid 3 Fund
JNL/S&P Total Yield Fund
Assets	Annual Rate
$0 to $1Billion Next $2 Billion Over $3 Billion	0.08% 0.07% 0.05%

The assets of the funds are aggregated for purposes of calculating the sub-advisory fee.

A-35